SCHEDULE 14A
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  x
Filed by a Party other than the Registrant  o

Check the appropriate box:
o    Preliminary Proxy Statement   o Confidential, for Use of the
o    Definitive Proxy Statement     Commission Only (as permitted
x     Definitive Additional Materials    by Rule14a-6(e)(2))
o   Soliciting Material Pursuant to Rule 14a-11(c) or Rule  14a-12

              AMERICAN INDUSTRIAL PROPERTIES REIT
        (Name of Registrant as Specified in Its Charter)

                         Not Applicable
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
o    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
o    $500  per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
o    Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to
          Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

x     Fee paid previously.


o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:



        [AMERICAN INDUSTRIAL PROPERTIES LETTERHEAD APPEARS HERE]


                                                          November 17, 1995

Dear Fellow Shareholder:

      Paul Koether, through his controlled company, Pure World, Inc., has once again commenced a hostile campaign to attempt to seize control of American Industrial Properties REIT (the "Trust"). Although Koether was unsuccessful in his previous attempt to seize control of the Trust at last year's annual meeting (receiving less than 28% of the outstanding shares for election of his nominees as Trust Managers), he has nonetheless chosen to engage the Trust in what we view as yet another expensive and wasteful proxy contest.

      Koether has proposed several amendments to the Trust's Bylaws, all of which we believe are designed to promote his agenda. Koether's proposed amendments are as follows: (i) to require the vote of a majority of outstanding shares to amend the Bylaws, to elect Trust Managers, and to fill Trust Manager vacancies by shareholders; (ii) to eliminate any notice requirements for shareholder proposals, including the nomination of Trust Managers, (iii) to require an incumbent Trust Manager who fails to receive a plurality of votes cast at a meeting to resign after electing as a successor the nominee who received a plurality, and (iv) to permit a holder of 9% of the outstanding shares to call a shareholders meeting. In evaluating Koether's proposed Bylaw amendments, the Trust Managers urge you to consider the following:

All other NYSE-listed REITs formed under the Texas REIT Act -- each a respected name in the REIT community, including Weingarten Realty Investors, Camden Property Trust and Columbus Realty Trust -- require a 66 2/3% vote to elect new Trust Managers.

Since Koether mailed his proxy materials, the Trust Managers have taken action to amend the Bylaws to ensure that Koether's purported Bylaw amendments would not be used to circumvent the validly adopted Bylaws of the Trust, which require that a 66 2/3% vote is required to elect new Trust Managers. The Trust Managers' Bylaw amendment requires that a 66 2/3% vote must be obtained to amend those provisions of the Bylaws which currently require a 66 2/3% vote.

Ask yourself: Why is Koether now attempting to change the voting procedures of the Trust in a way which runs counter to the provisions of these other Texas REITs? We believe he wants control of the Trust to further his own agenda which we believe is not in the best interests of the Trust or its shareholders.

      Based on the foregoing, the Trust Managers unanimously recommend that shareholders vote AGAINST Koether's Bylaw amendments as set forth as the third proposal on the TRUST'S BLUE PROXY CARD. The Trust Managers also unanimously recommend that shareholders vote FOR the first and second proposals on the TRUST'S BLUE PROXY CARD relating to the election of William H. Bricker and Charles W. Wolcott as Trust Managers and the ratification of Ernst & Young as Independent Auditors. We will be communicating with you again shortly to ensure you receive all the information necessary to make an informed vote on your proxy.

Very truly yours,
AMERICAN INDUSTRIAL PROPERTIES REIT

/s/ Charles W. Wolcott
Charles W. Wolcott
President and CEO

                              **IMPORTANT**

     Be sure to vote only on the TRUST'S BLUE PROXY CARD. WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARDS YOU RECEIVE FROM PURE WORLD, PAUL KOETHER OR THEIR ASSOCIATES.

     If your shares are held in "street name," only your broker or banker can vote your shares and only upon receipt of your specific instructions. Please return the TRUST'S BLUE PROXY CARD in the envelope provided or contact the person responsible for your account and instruct that individual to vote the TRUST'S BLUE PROXY CARD on your behalf today.

     If you have executed Pure World's white proxy card you have every right to change your vote by signing, dating and returning the TRUST'S BLUE PROXY CARD. Any proxy may be revoked by a later-dated proxy. Only your latest dated proxy will count at the Annual Meeting of Shareholders.

     If you have any questions or need assistance in voting your shares, please feel free to contact me, Charles Wolcott, at our toll-free number, 1-800-550-6053, or contact Corporate Investor Communications at 1-800-346-7885.


      Proxies on the TRUST'S BLUE PROXY CARD are being solicited by the Trust Managers of the Trust. The business address of Mr. Wolcott, the President and CEO of the Trust, is 6220 North Beltline, Suite 205, Irving, Texas 75063. The business address of Mr. Bricker, a Trust Manager of the Trust, is 16475 Dallas Parkway, Suite 350, Dallas, Texas 75248.

      In addition to mailing this material to Trust shareholders, the Trust has asked banks and brokers to forward copies to persons for whom they hold stock of the Trust and to request authority for execution of the proxies. The Trust will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Information regarding the solicitors who will assist the Trust in soliciting proxies and the methods they will employ to solicit proxies is contained in the Trust's Proxy Statement. The expense of preparing, printing and mailing the Proxy Statement and all supplemental materials, as well as the cost of the solicitors and attorneys, anticipated to be approximately $120,000, will be borne by the Trust. Of these expenses, the estimated fees for Corporate Investor Communications, Inc. are $35,000 and for Proveaux, Stephen & Spencer, Inc. are $10,000. Both parties will be reimbursed for reasonable out-of-pocket expenses. To date, the Trust has spent $19,500 of the anticipated expenses.

      During the past ten years, neither Mr. Bricker nor Mr. Wolcott has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

      Share purchases by Charles Wolcott during the past two years are as follows:

                  Number   Price
   Date        of Shares    Per
 Purchased     Purchased   Share              Total

  5/13/93          3,500  $ 2.375    $     8,312.50
  5/13/93          1,000  $ 2.500    $     2,500.00
  9/14/93         10,000  $ 2.125    $    21,250.00
9/16-24/94        35,000  $ 1.375    $    48,125.00
  4/26/95          5,000  $ 1.375    $     6,875.00
   Total          54,500             $    87,062.50

      Neither Mr. Bricker nor Mr. Wolcott is or was ever a party to any contract, arrangements or understandings with any person with respect to any securities of the Trust, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guaranties against loss or guaranties of profit, division of losses or profits, or the giving or withholding of proxies.

      Neither Mr. Bricker nor Mr. Wolcott has ever engaged in any transaction or series of similar transactions, to which the Trust was or is to be a party, in which the amount involved exceeds $60,000.

       Neither Mr. Bricker nor Mr. Wolcott has any arrangement or understanding with any person with respect to any future employment by the Trust or with respect to any future transactions to which the Trust will or may be a party.

      Neither Mr. Bricker nor Mr. Wolcott has been indebted to the Trust at any time.
(PROXY CARD)


               AMERICAN INDUSTRIAL PROPERTIES REIT
   This Proxy is Solicited on Behalf of the Trust Managers of
               American Industrial Properties REIT
           Annual Meeting to be held December 13, 1995

P         The undersigned hereby appoints William H. Bricker and
R     Charles W. Wolcott, and each of them, as Proxies, each
O    with the power to appoint his substitute, and hereby
X    authorizes them to represent and vote all of the
Y undersigned's Shares of Beneficial Interest in the Trust, held of record on November 9, 1995, at the Annual Meeting of Shareholders to be held on December 13, 1995 or at any postponements or adjournments thereof, on the proposals set forth on the reverse side, as directed.

          This Proxy, when properly executed, will be voted in the manner described above. If no direction is made, the Proxy will be voted FOR the first and second proposals and AGAINST the third proposal. The Proxies will vote with respect to the fourth proposal according to their best judgment. Please sign exactly as your name appears on your Share certificate. When Shares are held in more than one name, all parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.
                                            SEE REVERSE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE

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[ X ]     Please mark votes as in this example.

1.   Election of Trust Managers*        FOR       WITHHELD
Nominees:  William H. Bricker and       /  /      /  /
          Charles W. Wolcott

/   / * To withhold authority to vote for either of the above
nominees, write that nominee's name on the line above.

2.   Ratification of the selection of   FOR  AGAINST   ABSTAIN
     Ernst & Young as independent       /  / /  / /  /
     auditors.

3.   Amendments of the Bylaws           AGAINST   FOR  ABSTAIN
(i)to require the vote of a majority    /  / /  /      /  /
of outstanding shares to amend the Bylaws,
to elect Trust Managers, and to fill Trust
Manager vacancies by Shareholders; (ii)to    (Instruction: To
eliminate any notice requirements for        vote against any of
shareholder proposals, including the         the proposed Bylaws,
nomination of Trust Managers; (iii)to        you must vote
require an incumbent Trust Manager who       against all).
fails to receive a plurality of votes cast at a meeting to resign after electing as a successor the nominee who received a plurality;
and(iv)to permit a holder of 9% of the outstanding shares to call a shareholders meeting.

4.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
     SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL
     MEETING OR ANY POSTPONEMENT OR ADJOURNMENTS THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         /  /

By signing and returning this Proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement delivered herewith.


Signature:  ________________________Date____________________

Signature: _________________________Date____________________

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE
ENCLOSED ENVELOPE.